CHANGING PARAMETERS FUND
SCHEDULE OF INVESTMENTS (Unaudited)
October 31, 2022

Shares		Fair Value
SHORT-TERM INVESTMENT — 100.0%
MONEY MARKET FUND - 100.0%
84,521,692	Federated Hermes Government Obligations Fund, Institutional Class, 2.90% (Cost $84,521,692)(a)	$ 84,521,692

	TOTAL INVESTMENTS - 100.0% (Cost $84,521,692)	$ 84,521,692
	LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%	(3,710)
	NET ASSETS - 100.0%	$ 84,517,982

(a)	Rate disclosed is the seven day effective yield as of October 31, 2022.